UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
eventreported):	April 29, 2026

   DOUGLAS DYNAMICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34728	13-4275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 11270 W Park Place Ste 300, Milwaukee, Wisconsin53224
(Address of principal executive offices, including zip code)

   (414) 354-2310
(Registrant’s telephone number, including area code)

   Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	PLOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2026, Douglas Dynamics, Inc. (the “Company”) amended the Company’s Fourth Amended and Restated Certificate of Incorporation to provide for exculpation from personal liability for certain officers as permitted by Delaware law (the “Amendment”) by filing a Certificate of Amendment with the Secretary of State of Delaware. The Amendment was previously approved by the Company’s Board of Directors, subject to stockholder approval, and was approved by the Company’s stockholders at the Company’s 2026 annual meeting of stockholders held on April 29, 2026 (the “2026 Annual Meeting”). A more complete description of the Amendment is set forth in Proposal 4 contained in the Company’s definitive proxy statement for the 2026 Annual Meeting, which was filed with the Securities and Exchange Commission on March 20, 2026. Each of that description and the foregoing summary of the Amendment and the Certificate of Amendment as set forth under this Item 5.03 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As described in Item 5.03 above, the Company held its 2026 Annual Meeting on April 29, 2026. The name of each director elected at the 2026 Annual Meeting, a brief description of each other matter voted upon at the 2026 Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.

Election of Three Directors to Terms Expiring at the 2029 Annual Meeting of Stockholders.

Name of Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Jennifer I. Ansberry	18,461,677	1,131,738	1,412,559
Bradley M. Nelson	18,436,083	1,157,332	1,412,559
Joher Akolawala	17,832,907	1,659,196	1,513,854

Election of One Director to a Term Expiring at the 2028 Annual Meeting of Stockholders.

Name of Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
James L. Janik	19,207,407	386,008	1,412,559

Advisory Vote on Approval of the Compensation of the Company’s Named Executive Officers.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
18,709,832	732,824	150,759	1,412,559

Ratification of the Appointment of Deloitte& Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2026.

Shares Voted For	Shares Voted Against	Abstentions
20,626,985	368,447	10,542

Approval of the Amendment to the Fourth Amended and Restated Certificate of Incorporation to Provide for Exculpation from Personal Liability for Certain Officers as Permitted by Delaware Law.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
16,985,296	2,511,594	96,525	1,412,559

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation of Douglas Dynamics, Inc.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2026
DOUGLAS DYNAMICS, INC.

By:	/s/ Sarah C. Lauber
Sarah C. Lauber
Executive Vice President, Chief Financial Officer and Secretary